UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):    December 14, 2004
                                                         -------------------

                         PEOPLES BANCORP INC.
-----------------------------------------------------------------------
        (Exact name of Registrant as specified in its charter)

            Ohio                         0-16772              31-0987416
-----------------------------    -----------------    -------------------------
(State or other jurisdiction     (Commission File      (I.R.S. Employer
      of incorporation)                  Number)        Identification Number)

          138 Putnam Street, PO Box 738
                  Marietta, Ohio                            45750
---------------------------------------------------    ----------------------
     (Address of principal executive office)              (Zip Code)

Registrant's telephone number, including area code:       (740) 373-3155
                                                          ---------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Index to Exhibits on Page 3



Section 8 - Other Events
        Item 8.01  Other Events
Peoples Bancorp Inc. announced today the recent sales of approximately $85 million of fixed rate securities consisting primarily of mortgage-backed securities as part of a repositioning of its investment portfolio. A copy of the Release is attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits
        Item 9.01  Financial Statements and Exhibits
           a) Financial statements of businesses acquired
           b) Pro forma financial information c) Exhibits

     Exhibit Number                 Description
--------------------------    --------------------------------------
           99                 News Release issued December 14, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEOPLES BANCORP INC.


Date: December 15, 2004        By: /s/ MARK F. BRADLEY
                                       ---------------------------------------
                                       Mark F. Bradley
                                       President and Chief Operations Officer



                                INDEX TO EXHIBITS

     Exhibit Number                 Description
--------------------------    --------------------------------------
           99                 News Release issued December 14, 2004